FREYR

FREYR Battery
22-24, BOULEVARD ROYAL
L-2449 LUXEMBOURG
GRAND DUCHY OF LUXEMBOURG
(the "Company")

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VIEW MATERIALS & VOTE

This shareholder participation form (the "**Shareholder Participation Form**") (which includes the ballot paper to be used to vote by proxy voting representative or to vote by voting instruction) is to be issued by holders of shares held by name directly in the books and records of the Company's registrar and transfer agent, Continental Stock Transfer & Trust Company, who wish to participate and vote in the annual general meeting of shareholders of the Company to be held on June 20, 2023 at 14:00 CET (2 p.m. CET) Luxembourg time at the registered office of the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg) (the "**Annual General Meeting**") and the extraordinary general meeting of shareholders of the Company to be held at the same place immediately following the conclusion of the Annual General Meeting (the "**Extraordinary General Meeting**"). This Shareholder Participation Form shall be read with the information set out in the convening notice for the Annual General Meeting and the Extraordinary General Meeting (the "**Convening Notice**").

VOTE BY MAIL
Mark, sign and date your Shareholder Participation Form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 until June 13, 2023 at 24:00 (midnight) Luxembourg time. Please carefully read the instructions in the accompanying supplement to this shareholder participation form (the "**Accompanying Supplement to this Shareholder Participation Form**") before proceeding to voting.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your votes and for electronic delivery of information up until June 13, 2023 at 24:00 (midnight) Luxembourg time. Have your Shareholder Participation Form in hand when you access the website and follow the instructions to vote. Please carefully read the instructions in the Accompanying Supplement to this Shareholder Participation Form before proceeding to voting.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
You can consent to receiving all future proxy statements electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V14434-P91303

FREYR BATTERY

THIS SHAREHOLDER PARTICIPATION FORM IS VALID ONLY WHEN SIGNED AND DATED.

(Please express a choice for each agenda item. Only one choice may be expressed for each agenda item. If you do not explicitly express a choice and/or if you vote in blank or if your choice is unclear in respect of a given agenda item, the Company will not take this vote for this agenda item into account.)

******Please select one of the three voting options in the lower right corner before proceeding.******

RESOLUTIONS OF THE ANNUAL GENERAL MEETING:

1. Disclosure of conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended and article 15 of the Company's consolidated articles of association as at December 20, 2022.

The Board of Directors recommends you vote FOR Proposals 2 and 3:

		For	Against	Abstain
2.	Approval and, to the extent necessary, ratification for the Company to enter into Indemnification Agreements with each Director from time to time in office (Resolution I).	☐	☐	☐
3.	Approval of the allocation of 50,000 stock options to each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) during the financial year ending on December 31, 2023 (Resolution II).	☐	☐	☐

4. Presentation of the consolidated management report of the Board of Directors for the financial year ended on December 31, 2022.

The Board of Directors recommends you vote FOR the following:

5. Presentation of the reports of the Company's independent auditor in respect of the consolidated financial statements and the standalone annual accounts for the financial year ended on December 31, 2022.

		For	Against	Abstain
6.	Presentation and approval of the audited consolidated financial statements for the financial year ended on December 31, 2022 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) (Resolution III).	☐	☐	☐
7.	Presentation and approval of the audited standalone annual accounts for the financial year ended on December 31, 2022 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) (Resolution IV).	☐	☐	☐
8.	Allocation of results for the financial year ended on December 31, 2022 (Resolution V).	☐	☐	☐
9.	Confirmation of the mandate of Mr. Jon Christian Thaulow to replace Mr. German Horacio Curá as of August 1, 2022 by way of co-option (Resolution VI).	☐	☐	☐
10.	Confirmation of the mandate of Mr. Jason Forcier to replace Mr. Jon Christian Thaulow as of December 21, 2022 by way of co-option (Resolution VII).	☐	☐	☐
11.	Confirmation of the mandate of Dr. Daniel Steingart to replace Mr. Jeremy Todd Bezdek as of January 9, 2023 by way of co-option (Resolution VIII).	☐	☐	☐
12.	Confirmation of the mandate of Mr. Tom Einar Jensen to replace Ms. Monica Tiúba as of May 10, 2023 by way of co-option (Resolution IX).	☐	☐	☐
13.	Vote on discharge of liability (*quitus*) of the members of the Board of Directors for the proper exercise of their mandate for and in connection with the financial year ended on December 31, 2022 (Resolution X).	☐	☐	☐
14.	Approval of the principle of cash remuneration to be paid to the members of the Board of Directors and decision on the amounts of such cash remuneration, based on the recommendations from the Compensation Committee of the Company (Resolution XI).	☐	☐	☐
15.	Renewal of the mandate of PricewaterhouseCoopers as independent auditor (*réviseur d'entreprises agréé*) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023 (Resolution XII).	☐	☐	☐
16.	Renewal of the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023 (Resolution XIII).	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

		For	Against	Abstain
17.	Approval and ratification of the terms and conditions of a share repurchase program and approval of the authorization to the Company to keep the redeemed and not yet allocated ordinary shares under the share repurchase program as treasury stock until the annual general meeting of shareholders of the Company approving the standalone annual accounts and the consolidated financial statements of the Company for the financial year ending on December 31, 2023 (Resolution XIV).	☐	☐	☐
18.	Approval of the amended and restated 2021 Equity Incentive Plan (Resolution XV).	☐	☐	☐
19.	Delegation of powers (Resolution XVI).	☐	☐	☐

RESOLUTIONS OF THE EXTRAORDINARY GENERAL MEETING:

		For	Against	Abstain
20.	Decision to amend article 9.1 of the articles of association of the Company so that it shall read as follows: *"9.1 The Company shall be managed by a Board of Directors composed of no less than five (5) Directors who may but do not need to be Shareholders of the Company."* (Resolution I)	☐	☐	☐
21.	Decision : (i) to amend the terms of the authorised share capital of the Company; (ii) to approve the renewal of the authorisation to the Board of Directors to increase the Company's share capital in accordance with the terms and within the limits of the authorised share capital for a period ending five (5) years after the date of the general meeting of shareholders of the Company deciding on the amendment of the terms of the authorised share capital; (iii) to approve the report of the Board of Directors pursuant to article 420-26 of the Luxembourg law of 10 August 1915 on commercial companies, as amended, relating to the possibility of the Board of Directors to waive, suppress or limit any statutory preferential or pre-emptive subscription rights of existing shareholders of the Company in relation to increases of the share capital of the Company within the framework of the authorised share capital of the Company, to the extent the Board of Directors deems such waiver, suppression or limitation advisable for any issue or issues of ordinary shares (or any rights, securities or other entitlement to ordinary shares (including but not limited to convertible bonds or notes, warrants and options)) within the authorised (un-issued) share capital of the Company; (iv) to grant to the Board of Directors all powers to carry out capital increases within the limit of the authorised share capital of the Company and waive, suppress or limit any statutory preferential or pre-emptive subscription rights of existing shareholders of the Company on the issue of new ordinary shares (or any rights, securities or other entitlement to ordinary shares (including but not limited to convertible bonds or notes, warrants and options)); and (v) to subsequently amend articles 5.2.1 and 5.2.2 of the articles of association of the Company so that they shall read as follows: *"5.2.1 The authorised share capital of the Company (including the issued share capital) is set at five hundred million US Dollars (USD 500,000,000) to be represented by five hundred million (500,000,000) Ordinary Shares without nominal value. 5.2.2 The authorised un-issued share capital (and any authorisation granted to the Board of Directors in relation thereto) shall be valid for a period ending on the date which falls five years after the date of the general meeting of shareholders dated June 20, 2023."* (Resolution II)	☐	☐	☐

	Option 1	Option 2	Option 3
Please mark on the right ***only one*** *of the three boxes according to the three voting options specified in the* ***Accompanying Supplement to this Shareholder Participation Form****. If you do not mark one of the three boxes on the right, your vote will by default be count as submitted pursuant to option 3 and in case of amendments to resolutions or new resolutions, you elect to give power to the Company's designated proxy to represent you and to vote in your name at the Annual General Meeting and the Extraordinary General Meeting.*	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Please indicate on the reverse side of this Shareholder Participation Form how these shares are to be voted. This Shareholder Participation Form must be marked, signed, dated and returned to Broadridge Financial Solutions, Inc. at the latest on June 13, 2023, at 24:00 (midnight) Luxembourg time in order to be counted. By executing this Shareholder Participation Form, the undersigned hereby confirms that (i) he has not waived all or part of his voting rights, (ii) none of his voting rights have been suspended and (iii) the exercise of any voting rights pursuant to this instrument does not result in a breach of any voting agreements to which he is a party. All powers granted to the proxy voting representative are for the purpose of making any statement, casting all votes, signing all minutes of meetings and other documents, doing everything which is lawful, necessary or simply useful in view of the accomplishment and fulfilment of the present proxy, as may be required, and to proceed, in accordance with the requirements of Luxembourg law, to any filing with the Luxembourg Trade and Companies Register and to any publication on the Recueil électronique des sociétés et associations, as may be required, while the undersigned promises to ratify all said actions taken by the proxy representative whenever requested. The undersigned hereby understands and accepts that in case he has submitted, in addition to the representation by proxy, a valid voting instruction, the voting instruction shall prevail and the representation by proxy shall be deprived of effect. Notwithstanding the aforesaid, the undersigned also understands and accepts that any later dated proxy or voting instruction issued will override and deprive of effect any previously issued proxy or voting instruction. I understand and accept that in case, in addition to a previously submitted vote via a Shareholder Participation Form, I attend and vote at the Annual General Meeting and/or the Extraordinary General Meeting in person, and provided that such physical attendance and voting meets the requirements set forth in the Convening Notice, the vote submitted in person at the Annual General Meeting and/or Extraordinary General Meeting (as applicable) shall prevail and any previously submitted vote via a Shareholder Participation Form shall be deprived of effect. The undersigned accepts that the present proxy or voting instruction pursuant to this Shareholder Participation Form will remain in force if the Annual General Meeting and/or the Extraordinary General Meeting is, for whatever reason, to be adjourned or postponed. Should a quorum not be reached at the Extraordinary General Meeting, the vote submitted pursuant to this instrument shall remain valid for a second Extraordinary General Meeting to be convened with the same agenda, unless explicitly revoked. I hereby acknowledge having been informed that the Company, acting as data controller, collects, stores and processes by electronic or other means the data I supply in the context of my participation in the Annual General Meeting and/or the Extraordinary General Meeting of the Company, in accordance with the applicable data protection rules and the privacy notice available on the Company's website www.freyrbattery.com, under the tab "Events & Presentations" in the "Investors" section. THE UNDERSIGNED HEREBY CERTIFIES BEING THE HOLDER OF RECORD OF THE SHARES OF THE COMPANY AS AT MAY 12, 2023, AT 24:00 (MIDNIGHT) LUXEMBOURG TIME. THIS SHAREHOLDER PARTICIPATION FORM WILL AUTOMATICALLY BE INVALIDATED IF THE UNDERSIGNED WAS NOT THE HOLDER OF RECORD OF THE REFERENCED ORDINARY SHARES OF THE COMPANY ON MAY 12, 2023, AT 24:00 (MIDNIGHT) LUXEMBOURG TIME. This Shareholder Participation Form shall be governed by and construed in accordance with the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with this Shareholder Participation Form shall be submitted exclusively to the courts of the city of Luxembourg, Grand Duchy of Luxembourg. V14435-P91303 CONTINUED AND TO BE SIGNED ON REVERSE SIDE Annual General Meeting and Extraordinary General Meeting of FREYR Battery a public limited liability company (société anonyme) under the laws of Luxembourg (the "Company") Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting and the Extraordinary General Meeting: The Convening Notice is available at www.proxyvote.com. A copy of the documentation related to the Annual General Meeting and the Extraordinary General Meeting is available on the Company's website www.freyrbattery.com under the tab "Events & Presentations" in the "Investors" section”. The undersigned, hereby acknowledges (i) receipt of the Convening Notice and (ii) that the Company's annual accounts and consolidated financial statements for the financial year ended 31, December 2022, the consolidated report of the Board of Directors of the Company, the independent auditor's reports for the financial year ended December 31, 2022, the amended and restated 2021 Equity Incentive Plan, the text of the proposed amendments to the articles of association of the Company and the draft of the resulting consolidated version of the articles of association, the report of the board of directors of the Company drawn-up in accordance with article 420-26 (5) of the Luxembourg law on commercial companies dated August 10, 1915, as amended, the conflict of interest report and the data protection notice have been made available at the above mentioned Internet address, in advance of the execution of this Shareholder Participation Form.

ACCOMPANYING SUPPLEMENT TO THE SHAREHOLDER PARTICIPATION FORM Please choose one of the three options below by ticking the corresponding box on the accompanying Shareholder Participation Form (either electronically on www.proxyvote.com or by mail). Please carefully read the instructions in the footnotes below. Option 1: Proxy voting representative appointed by the Company1 I herewith grant a power of attorney to Mr. Torstein Dale Sjøtveit, Chairperson and Director of the Company, whom failing Mr. Oscar K. Brown, Group Chief Financial Officer of the Company, whom failing Mr. Are Lysnes Brautaset, Chief Legal Officer of the Company, who are the Company’s designated proxy, to represent me at the Annual General Meeting and the Extraordinary General Meeting and to execute my voting rights with respect to the proposed agenda items with respect to the Annual General Meeting and the Extraordinary General Meeting in my name and on my behalf in the manner described in the Shareholder Participation Form. If amendments to resolutions or new resolutions are presented for the Annual General Meeting and/or the Extraordinary General Meeting, I irrevocably give power to the Company’s designated proxy to represent me, and to vote in my name and as he deems fit with respect to the amended or new resolution, unless I mark the box “I abstain”: ☐ I abstain. Option 2: Proxy voting representative appointed by the shareholder2 I herewith authorize [in case of a natural person: [Mr./Ms.] ______________________________, born on ______________ , in ________________ , residing at _______________________]/[in case of a legal person: ______________________________, having its registered office at ______________________________, registration authority and number ______________________________________, represented by ______________________________], to be my proxy during the Annual General Meeting and the Extraordinary General Meeting and to execute my voting rights in my name and on my behalf in the manner described in the Shareholder Participation Form. All proxies that do not contain a statement of the name of the person to whom the proxy is granted shall be deemed severally and successively granted to Company’s designated proxy. If amendments to resolutions or new resolutions are presented for the Annual General Meeting and/or the Extraordinary General Meeting, I irrevocably give power to said proxy to represent me and to vote in my name and as he/she deems fit with respect to the amended or new resolution, unless I mark the box “I abstain”: ☐ I abstain. Option 3: Voting by voting instruction I hereby submit my votes to the resolutions with respect to the proposed agenda items as per my voting instruction described in the Shareholder Participation Form. If amendments to resolutions or new resolutions are presented for the Annual General Meeting and/or the Extraordinary General Meeting, I irrevocably give power to [the Company’s designated proxy]3 / [in case of a natural person: [Mr./Ms.] ______________________________, born on ______________ , in ________________, residing at _______________________]/[in case of a legal person: ______________________________, having its registered office at ______________________________, registration authority and number ______________________________________, represented by ______________________________]4, to represent me, to vote in my name and as he/she deems fit with respect to the amended or new resolution, unless I mark the box “I abstain”: ☐ I abstain. All proxies that do not contain a statement of the name of the person to whom the proxy is granted shall be deemed severally and successively granted to Company’s designated proxy. 1 If you have marked your choice for “Option 1” in the Shareholder Participation Form, please don’t submit this accompanying supplement (neither electronically on www.proxyvote.com nor by mail) when submitting your Shareholder Participation Form. 2 If you have marked your choice for “Option 2” in the Shareholder Participation Form, additionally to your choice marked in the Shareholder Participation Form, (i) in case you vote electronically on www.proxyvote.com, please send an e-mail to rits@broadridge.com with, in attachment, the present accompanying supplement populated with the relevant details of your proxy or (ii) in case you vote by mail, please mail back the present accompanying supplement, populated with the relevant details of your proxy, together with your Shareholder Participation Form. 3 If you have marked your choice for “Option 3” in the Shareholder Participation Form by granting a proxy to the Company’s designated proxy in case of amendments to resolutions or new resolutions, please don’t submit this accompanying supplement (neither electronically on www.proxyvote.com nor by mail) when submitting your Shareholder Participation Form. 4 If you have marked your choice for “Option 3” by granting a proxy to your designated proxy in case of amendments to resolutions or new resolutions, additionally to your choice marked in the Shareholder Participation Form, (i) in case you vote electronically on www.proxyvote.com, please send an e-mail to rits@broadridge.com with, in attachment, the present accompanying supplement populated with the relevant details of your proxy or (ii) in case you vote by mail, please mail back the present accompanying supplement, populated with the relevant details of your proxy, together with your Shareholder Participation Form.